Exhibit 99.1

MARSHALL & ILSLEY CORPORATION

COMMON STOCK $1.00 PAR VALUE PER SHARE

EQUITY DISTRIBUTION AGREEMENT

May 19, 2009

To Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Marshall & Ilsley Corporation, a Wisconsin corporation (the “Company”), proposes to issue and sell through or to Morgan Stanley & Co. Incorporated, as sales agent and/or principal (the “Manager”), on the terms set forth in this equity distribution agreement (this “Agreement”), shares of the Company’s common stock, $1.00 par value per share, having an aggregate gross sales price of up to $350,000,000 (the “Shares”).  The shares of common stock, $1.00 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock”.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-147162), including a prospectus, on Form S-3, relating to certain securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company.  The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related base prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”.  “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Manager in connection with the offering of the Shares.  Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(c) below), if any.  For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act.  “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.  As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein.  The terms “supplement”, “amendment”, and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange

Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

1.

Representations and Warranties.  The Company represents and warrants to and agrees with the Manager that:

(a)

The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.  The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b)

(i) (A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) as of each time Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below) and (E) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; (ii) the Basic Prospectus complied, or will comply, at the time it was, or will be filed, with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Securities Act; and (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act.

(c)

(i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.

(d)

Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.  Each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except for the Permitted Free Writing Prospectuses, if any, and electronic road shows, if any, each furnished to the Manager before first use, the Company has not prepared, used or referred to, and will not, without the Manager’s prior consent, prepare, use or refer to, any free writing prospectus.

(e)

(A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shelf Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act; and (B) (i) at the time of filing of the Registration Statement, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (iii) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(f)

The documents incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement, the Prospectus and any free writing prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Incorporated Documents, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.

(g)

The consolidated financial statements and other financial information of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly, in all material respects, the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the adjustments underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)

Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, any loss or interference with its business from fire, explosion, flood, accident, terrorism or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Prospectus and the General Disclosure Package or as would not be reasonably likely to have a material adverse effect on the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and, since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

(i)

Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any decreases in the capital stock or increases in long term borrowings of the Company or any of its subsidiaries (other than (i) with respect to capital stock, shares issued since March 31, 2009 under the Company’s existing stock option and restricted stock plans, existing employee stock purchase plan, dividend reinvestment plan and retirement plans and (ii) with respect to long term borrowings, (x) Federal Home Loan Bank borrowings made since March 31, 2009 made in the ordinary course of business, (y) the issuances of long-term debt under the Company’s existing medium term notes or bank notes programs; and (z) other immaterial borrowings in the ordinary course of business of the type classified as “other long term borrowings” on the Company’s balance sheet, which borrowings or issuances under clauses (x), (y) and (z) in the aggregate do not exceed $500,000,000) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, in each case, otherwise than as set forth or contemplated in the General Disclosure Package and the Prospectus.

(j)

The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the General Disclosure Package and the Prospectus or such as would not be reasonably likely to have a Material Adverse Effect and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not be reasonably likely to have a Material Adverse Effect.

(k)

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package, and, except as would not be reasonably likely to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification.  Each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-01(w) of Regulation S-X under the Securities Act (a “Significant Subsidiary”) has been duly incorporated and is validly organized in good standing under the laws of its jurisdiction of organization.

(l)

The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and the General Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of M&I Marshall & Ilsley Bank or any other bank organized under the laws of Wisconsin, to the extent provided in Section 220.07 of the Wisconsin Statutes) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(m)

The Shares have been duly authorized by the Company and, when issued and delivered in accordance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable; and the issuance of the Shares is not and will not be subject to preemptive or other similar rights; and the Shares conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus; and the Company will apply to list the Shares on the New York Stock Exchange (the “Exchange”).

(n)

This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

(o)

The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; the Company and each of its subsidiaries have conducted their businesses and are in compliance in all material respects with all applicable federal and state laws and regulations, including, without limitation, all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance which would not be reasonably likely to have a Material Adverse Effect.

(p)

The issue and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, except for the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Manager.

(q)

Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws or similar organizational documents or, except as would not be reasonably likely to have a Material Adverse Effect, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(r)

Other than as set forth in the Prospectus and the General Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, individually or in the aggregate, would be reasonably likely to have a Material

Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s)

After giving effect to the offering and sale of the Shares, including the application of the use of proceeds, the Company will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(t)

Deloitte & Touche LLP, who have certified certain consolidated financial statements of the Company and its subsidiaries, are registered independent public accountants as required by the Securities Act, the rules and regulations of the Commission thereunder and the Public Accounting Oversight Board (United States).

(u)

The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the rules and regulations promulgated under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weakness in its internal control over financial reporting.

(v)

Since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(w)

The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the rules and regulations promulgated under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(x)

Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee acting on behalf of the Company or any of its subsidiaries has violated or is in violation of, in any material respect, any provision of the Foreign Corrupt Practices Act of 1977.

(y)

The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(z)

None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(aa)

There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(bb)

The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

2.

Sale of Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Manager agree that the Company may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager, acting as principal, as follows:

(a)

The Company may submit its orders to the Manager by telephone (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by the Manager (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A.  As used herein, “Trading Day” shall mean any trading day on the Exchange, other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time.

(b)

Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which the Manager has agreed to act as sales agent.  The Company acknowledges and agrees that (i) there can be no assurance that the Manager will be successful in selling the Shares, (ii) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason and (iii) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Company.

(c)

The Company shall not authorize the issuance and sale of, and the Manager shall not sell as sales agent, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above.  In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which the Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(d)

If acting as sales agent hereunder, the Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the Exchange each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to the Manager with respect to such sales.

(e)

At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement.  Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

(f)

Notwithstanding any other provision of this Agreement, the Company and the Manager agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and the Manager shall not be obligated to sell or offer to sell, during any period in which the Company is in possession of material non-public information.

3.

Fee.  (a)  The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 1.5% of the gross aggregate sales price of the Shares sold pursuant to this Agreement.  The Company may sell Shares to the Manager as principal at a price agreed upon at the relevant Time of Sale.

(b)

The Company shall reimburse the Manager for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Manager, incurred by it in connection with the offering contemplated by this Agreement.

4.

Payment, Delivery and Other Obligations.  Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”).  On each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the net proceeds from the sale of such Shares.  Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s or its designee’s account (provided the Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company.  If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.

5.

Conditions to the Manager’s Obligations.  The obligations of the Manager are subject to the following conditions:

(a)

Since the later of (A) the date of this Agreement and (B) the immediately preceding Representation Date:

(i)

there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)

there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package that, in the Manager’s judgment, is material and adverse and that makes it, in the Manager’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

(b)

The Manager shall have received on each Representation Date a certificate, dated such Representation Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of such Representation Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Representation Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement, any Interim Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Securities Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale applicable relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) if delivered on a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered on a Settlement Date, at the Time of Sale relating to the applicable Shares and at the Settlement Date, the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the General Disclosure Package; and (vii) the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)

The Manager shall have received on each Representation Date and on such other dates as may be reasonably requested by the Manager an opinion of Godfrey & Kahn S.C., outside counsel for the Company, dated such date, to the effect that:

(i)

the Company has been duly incorporated and is validly existing as a corporation in good standing (meaning it has filed its most recent annual report, paid any applicable state taxes and fees, and has not filed articles of dissolution) under the laws of the State of Wisconsin, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package;

(ii)

the Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and the General Disclosure Package and all of the shares of capital stock of the Company issued on or after January 1, 1991 and still outstanding have been duly and validly authorized and are fully paid and non-assessable;

(iii)

the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(iv)

each Significant Subsidiary is validly existing in good standing under the laws of its jurisdiction of organization; all of the issued shares of capital stock of each Significant Subsidiary are owned of record directly or indirectly by the Company, free and clear of any perfected security interests and, to the knowledge of such counsel, any other liens, encumbrances, equities or claims;

(v)

to such counsel’s knowledge and other than as set forth in the Prospectus, (1) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, is reasonably expected to, individually or in the aggregate, have a Material Adverse Effect and (2) no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi)

this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms;

(vii)

the Shares have been duly authorized and are validly issued and fully paid and non-assessable; and the issuance of the Shares is not subject to preemptive or other similar rights under the Wisconsin Business Corporation Law, the Restated Articles of Incorporation, as amended, or the Amended and Restated By-laws of the Company or any contract or agreement known by such counsel to which the Company or any of its subsidiaries is a party; and the Common Stock conforms in all material respects to the description thereof contained in the Prospectus;

(viii)

the issue and sale of the Shares, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor does any such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, of the Company, the Amended and Restated By-Laws of the Company or the similar organizational documents of any Significant Subsidiary or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties;

(ix)

no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Shares, the issue and sale of the Shares or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the securities laws of any foreign jurisdiction;

(x)

to the knowledge of such counsel, neither the Company nor any of its subsidiaries is (1) in violation of its Articles of Incorporation, By-laws or similar organizational documents or (2) in default in the performance or observation of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default is reasonably expected to have a Material Adverse Effect;

(xi)

the statements set forth in the Prospectus under the captions “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Shares, under the caption “Certain United States Federal Tax Consequences to Non-U.S. Holders of Common Stock,” insofar as they purport to constitute a summary of the laws referred to therein, and under the caption “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute an accurate summary of the matters set forth therein in all material respects and fairly describe such provisions in all material respects;

(xii)

the Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act;

(xiii)

the documents incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package (other than the financial statements, schedules, loan performance data, capital ratios and other financial data therein or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

(xiv)

the Registration Statement and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules, loan performance data, capital ratios and other financial data therein or excluded therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

(xv)

the Registration Statement became effective upon filing under Rule 462(e) on November 6, 2007, the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act on [a date to be specified in the opinion] and, to the knowledge of such counsel, (1) no order suspending the effectiveness of the Registration Statement has been issued and (2) no proceeding for that purpose is pending or threatened.

In addition, such counsel shall provide a letter that states that such counsel has participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specifically stated in such letter) and need not make any independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which have led such counsel to believe that (i) the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement or the Prospectus, on the date of this Agreement and at each Deemed Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the General Disclosure Package, as of its date, or as amended or supplemented, if applicable, as of such Representation Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iv) the Prospectus, as amended or supplemented, if applicable, as of such Representation Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion as to the financial statements, schedules, loan performance data, pro forma financial information, capital ratios and other financial data included in or excluded from the Registration Statement, the Prospectus and the General Disclosure Package.

Such counsel may also state in such opinion that (i) whenever such counsel indicates that the opinion is with respect to matters within the “knowledge of” or “known by” such counsel, such knowledge means the representations and warranties of the Company contained in this Agreement and in the documents delivered by the Company pursuant to this Agreement, inquiries of an appropriate officer of the Company whom such counsel has determined is likely to have personal knowledge of the matters covered by the opinion, and the current conscious awareness of facts of the attorneys currently practicing law with such firm who had involvement in the transaction or such other attorneys presently in the firm whom such counsel has determined are likely, in the course of representing the Company, to have knowledge of the matters covered by the opinion, and that (ii) such opinion is limited to the laws of the United States and the State of Wisconsin.

The opinion of counsel for the Company described in this Section  shall be rendered to the Manager at the request of the Company and shall so state therein.

(d)

The Manager shall have received on each Representation Date and on such other dates as may be reasonably requested by the Manager an opinion of Mayer Brown LLP, counsel for the Manager, dated such date, in form and substance reasonably satisfactory to the Manager.

(e)

The Manager shall have received, upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, (ii) any Shares are delivered to the Manager as principal on a Settlement Date, at the Manager’s oral or written request and upon reasonable advance oral or written notice to the Company, (iii) the Company shall file an annual report on Form 10-K or quarterly report on Form 10-Q, (iv) there is filed with the Commission any document (other than an annual report on Form 10-K or quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains additional amended financial information or (v) on such other dates as may be reasonably requested by the Manager, a letter dated such date in form and substance satisfactory to the Manager, from Deloitte & Touche LLP, independent public accountants for the Company, (A) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the Public

Company Accounting Oversight Board (United States), (B) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (C) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus, as amended and supplemented to the date of such letter.

(f)

All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(g)

The Shares shall have been approved for listing on the Exchange, subject only to a notice of issuance at or prior to the Settlement Date.

(h)

The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

6.

Covenants of the Company.  The Company covenants with the Manager as follows:

(a)

To furnish to the Manager copies of the Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as the Manager may from time to time reasonably request.  In case the Manager is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Manager, and at its own expense, the Company shall prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be.

(b)

Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects (other than any prospectus supplement relating to the offering of the Shelf Securities other than the Common Stock).  To furnish to the Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager reasonably objects.  Not to take any action that would result in the Manager or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Manager that the Manager otherwise would not have been required to file thereunder.

(c)

To file, subject to Section 6(b) above, promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for the duration of the Delivery Period.  For the duration of the Delivery Period, to include in its quarterly reports on Form 10-Q, and in its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Shares sold through the Manager pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales and (iii) the compensation paid by the Company to the Manager with respect to such sales (or alternatively, prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 6(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(d)

To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto) to the Manager via electronic mail in “.pdf” format on such filing date to an electronic mail account designated by the Manager and, at the Manager’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to the Exchange and each other exchange or market on which sales were effected, in each case, as may be required by the rules or regulations of the Exchange or such other exchange or market.

(e)

During the Delivery Period to advise the Manager, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(f)

If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition exist as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file any document in order to comply with the Securities Act or the Exchange Act, to promptly advise the Manager by telephone (with confirmation in writing or electronic mail) and to promptly prepare and file, subject to Section 6(b) above, with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance and to furnish to the Manager as many copies as the Manager may reasonably request of such amendment or supplement.

(g)

To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares.

(h)

To make generally available to the Company’s security holders and to the Manager as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i)

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including:  i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Manager, in the quantities hereinabove specified, ii) all costs and expenses related to the transfer and delivery of the Shares, including any transfer or other taxes payable thereon, iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section  above, including filing fees and the reasonable fees and disbursements of counsel for the Manager in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, iv) the reasonable fees and disbursements of counsel to the Manager incurred in connection with any filing with, review by and approval of the offering by the Financial Industry Regulatory Authority (“FINRA”) and any FINRA filing fees, v) all costs and expenses incident to listing the Shares on the Exchange and other national securities exchanges and foreign stock exchanges, as the case may be, vi) the costs and charges of any transfer agent, registrar or depositary, and vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section 6, Section 3(b) and Section , the Manager will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by the Manager and any advertising expenses connected with any offers the Manager may make.

(j)

If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold, prior to such third anniversary, to file, subject to Section 6(b), a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption (references herein to the Registration Statement shall include the new registration statement declared effective by the Commission).

(k)

To use its best efforts to cause the Shares to be listed for trading on the Exchange and to maintain such listing.

(l)

Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) the Shares are delivered to the Manager as principal on a Settlement Date (such commencement date and each such date referred to in (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the relevant Settlement Date, as the case may be, in form reasonably satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section  of this Agreement are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(m)

Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and at each date specified in Section , the Company shall cause to be furnished to the Manager, dated as of such date, in form and substance satisfactory to the Manager, the written opinion of Godfrey & Kahn S.C., outside counsel for the Company, as described in Section 5(c), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(n)

Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and at each date specified in Section , Mayer Brown LLP, counsel to the Manager, shall furnish to the Manager a written opinion, dated as of such date in form and substance reasonably satisfactory to the Manager.

With respect to Sections 6(m) and 6(n) above, in lieu of delivering such an opinion for Representation Dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish the Manager with a letter to the effect that the Manager may rely on a prior opinion delivered under Section 6(m) or Section 6(n), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Representation Date).

(o)

At each date specified in Section 5(e), Deloitte & Touche LLP, independent public accountants of the Company, shall deliver to the Manager the comfort letters described in Section 5(e).

(p)

To comply with the Due Diligence Protocol attached hereto on Schedule II and any other due diligence review or call reasonably requested by the Manager.

(q)

To reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(r)

That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(s)

That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(t)

Prior to instructing the Manager pursuant to Section 2 hereof to make sales on any given day (or as otherwise agreed between the Company and the Manager), a committee duly authorized by the Company’s board of directors shall have approved the minimum price and maximum number of Shares to be sold on such day and shall have provided to the Company an authorizing resolution, substantially in the form of Exhibit B, approving such price and number, and the instructions provided to the Manager by the Company on such day shall reflect the terms of such authorizing resolution.

(u)

Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through the Manager pursuant to this Agreement, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or the filing of any registration statement on Form S-8 with respect thereto, (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company or (v) any shares of Common Stock issued in connection with the acquisition of a business or other entity by the Company or any of its subsidiaries; provided that the aggregate number of shares of Common Stock offered, sold, contracted to sell or otherwise disposed of pursuant to this clause (v) does not exceed, when calculated on a fully diluted basis (assuming any securities convertible into Common Stock have been converted pursuant to the terms thereof), 10% of the total number of issued and outstanding shares of Common Stock as of March 31, 2009, calculated on a fully diluted basis), in each case during the Delivery Period, without (A) giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Manager suspending activity under this program for such period of time as requested by the Company.

7.

Covenants of the Manager.  The Manager covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Manager that otherwise would not be required to be filed by the Company thereunder, but for the action of the Manager.

8.

Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Manager, each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Manager within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the General Disclosure Package, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Manager furnished to the Company in writing by the Manager expressly for use therein.

(b)

The Manager agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Manager, but only with reference to information relating to the Manager furnished to the Company in writing by the Manager expressly for use in the Registration Statement, the General Disclosure Package, any issuer free writing prospectus, the Prospectus or any amendment or supplement thereto.

(c)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section  or , such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless viii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or ix) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section , and by the Company, in the case of parties indemnified pursuant to Section .  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)

To the extent the indemnification provided for in Section  or  is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities x) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other hand from the offering of the Shares or xi) if the allocation provided by Section  above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section  above but also the relative fault of the Company on the one hand and of the Manager on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Manager on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total commissions received by the Manager.  The relative fault of the Company on the one hand and the Manager on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the

Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

The Company and the Manager agree that it would not be just or equitable if contribution pursuant to this Section  were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section .  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section  shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section , the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it were offered to the public exceeds the amount of any damages that the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section  are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)

The indemnity and contribution provisions contained in this Section  and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of xii) any termination of this Agreement, xiii) any investigation made by or on behalf of the Manager, any person controlling the Manager or any affiliate of the Manager or by or on behalf of the Company, its officers or directors or any person controlling the Company and xiv) acceptance of and payment for any of the Shares.

9.

Effectiveness.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10.

Termination.  (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)

The Manager shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)

This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect.

(d)

Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 4.

11.

Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Manager with respect to the preparation of any Registration Statement, Prospectus Supplement or the Prospectus, the conduct of the offering and the sale and distribution of the Shares.

(b)

The Company acknowledges that in connection with the offering of the Shares:  (i) the Manager has acted at arms length and owes no fiduciary duties to, the Company or any other person, (ii) the Manager owes the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Manager may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Manager arising from an alleged breach of fiduciary duty in connection with the sale and distribution of the Shares.

12.

Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.

Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14.

Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15.

Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Manager shall be delivered, mailed or sent to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 facsimile number: (212) 761-0316 (Attn: Equity Capital Markets Syndicate Desk) with a copy to Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois  60606, facsimile number: (312) 701-7711 (Attn: Edward S. Best); and if to the Company shall be delivered, mailed or sent to Marshall & Ilsley Corporation, 770 North Water Street, Milwaukee, WI 53202 (Attn: Randall J. Erickson) with a copy to Godfrey & Kahn S.C., 780 North Water Street, Milwaukee, WI 53202 (Attn: Christopher B. Noyes).

[Signature page follows]

Very truly yours, Marshall & Ilsley Corporation
By:	/s/ Randall J. Erickson
	Name:	Randall J. Erickson
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel

Accepted as of the date first written above Morgan Stanley & Co. Incorporated
By:	/s/ Kenneth G. Pott
	Name:	Kenneth G. Pott
	Title:	Managing Director

Signature page to Equity Distribution Agreement

SCHEDULE I

Permitted Free Writing Prospectuses

None.

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SCHEDULE II

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Manager in connection with the Manager’s continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement.  For the avoidance of doubt, the Manager and the Company expect that no sales under the Agreement will be requested or made at any time the Company is in possession of material non-public information with respect to the Company.

1.

On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 6(l), (m), (n), (o) and (p) of the Agreement, the Manager expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.

On the date of or promptly after the Company’s management report becomes available for a given month (but no later than the last business day of the immediately succeeding month), the Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

3.

In the event that the Company requests the Manager to sell on any one Trading Day an amount of Shares that would be equal to or greater than 15% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Company’s common stock, the Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

The foregoing is an expression of current intent only, and shall not in any manner limit the Manager’s rights under the Agreement, including the Manager’s right to require such additional due diligence procedures as the Manager may reasonably request pursuant to the Agreement.

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Exhibit A

[Manager Letterhead]

__________, 20__

Marshall & Ilsley Corporation

770 North Water Street

Milwaukee, WI 53202

Attention: __________

VIA ELECTRONIC MAIL

TRANSACTION CONFIRMATION

Dear __________:

This Confirmation sets forth the terms of the agreement of Morgan Stanley & Co. Incorporated (the “Manager”) with Marshall & Ilsley Corporation (the “Company”) relating to the issuance and sale of shares of the Company’s common stock, $1.00 par value per share, having an aggregate gross sales price of up to $350,000,000 pursuant to the Equity Distribution Agreement between the Company and the Manager, dated May 19, 2009 (the “Agreement”).  Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Confirmation (an “Acceptance”), the Company shall have agreed with the Manager to engage in the following transaction:

Aggregate gross price of Shares to be sold:
Minimum price at which Shares may be sold:
Date(s) on which Shares may be sold:
Compensation to Manager (if different than the Agreement):
Manner in which Shares are to be sold:

A-1

The transaction set forth in this Confirmation will not be binding on the Company or the Manager unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Manager will be bound by the terms of this Confirmation unless the Company delivers its Acceptance by ____ am/pm (New York time) on [the date hereof/________, 200_].

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference.  Each of the representations and warranties set forth in the Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:______________________________

Name:

Title:

ACCEPTED as of the date
first above written

MARSHALL & ILSLEY CORPORATION

By:______________________

Name:

Title:

[Note:  The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this Confirmation and delivered in accordance with the Agreement]

A-2

Exhibit B

[TO BE CONFORMED TO
ISSUER’S CORPORATE GOVERNANCE DOCUMENTS]

Meeting of the Pricing Committee of the Board of Directors

Upon notice duly given or waived, a special meeting of the Pricing Committee (the “Committee”) duly authorized by the Board of Directors of Marshall & Ilsley Corporation (the “Company”) was held [by conference telephone] commencing at [_ ]:00 a.m., local time, on [DATE]. [INSERT NAME(S) OF PARTICIPANTS] attended the meeting [by conference telephone], constituting a quorum of the Committee. [Mr./Ms. [INSERT NAME(S) OF ANY NON-PARTICIPANTS], who was unable to participate in the meeting, waived notice.]  Also participating [on the call] at the invitation of the Committee were [INSERT NAME(S) OF PARTICIPANTS], from the Company and present at the Company’s offices at [INSERT ISSUER ADDRESS]. Mr./Ms. [INSERT NAME] chaired the meeting and Mr./Ms. [INSERT NAME] acted as secretary to the meeting.

Mr./Ms. [INSERT NAME] called the meeting to order and confirmed the presence of a quorum.  After discussing recent developments in the equity markets with respect to the Company’s common stock, $1.00 par value per share (the “Common Stock”), Mr./Ms. [INSERT NAME] approved the proposed offering of shares of Common Stock on the date hereof pursuant to the following resolutions:

RESOLVED, that, on the date of [_____], 20[__] only, the Company offer and sell pursuant to the Registration Statement on Form S-3 (No. 333-147162) up to [_________] shares of Common Stock (the “Shares”) through Morgan Stanley & Co. Incorporated (the “Manager”), pursuant to the Equity Distribution Agreement, dated as of May 19, 2009, between the Manager and the Company, by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices; provided that in any event the price at which all Shares shall be sold shall be equal to or greater than $[__] per share (after giving effect to any discounts provided or commissions paid by the Company in connection with the offering of such Shares) and the compensation that shall be paid to the Manager shall be 1.5% of the gross aggregate sales price of the Shares sold; and further

RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed to take such other actions, and to execute and deliver such other documents and instruments, as they deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions, the taking of any action or the execution of any document or instrument to be conclusive evidence of the approval thereof by the Committee, and that all actions heretofore taken by officers of the Company consistent with the foregoing resolutions are hereby ratified and confirmed.

There being no further business, the meeting was adjourned.

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